UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2009

Sucampo Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)
Delaware	001-33609	30-0520478
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4520 East-West Highway, Suite 300 Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 961-3400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

In connection with the appointment of William L. Ashton as a member of the registrant’s Board of Directors (the “Board”), as described in Item 5.02(d) below, the registrant entered into an indemnification agreement (the “Indemnification Agreement”) with Mr. Ashton effective October 15, 2009.  This Indemnification Agreement, among other things, provides that the registrant will indemnify Mr. Ashton to the fullest extent permitted by law for claims arising in his capacity as a director of the registrant.  The Indemnification Agreement also establishes the procedures that will apply in the event Mr. Ashton makes a claim for indemnification.  The Indemnification Agreement is substantially identical to agreements previously entered into between the registrant and its other directors.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)  On October 15, 2009, the Board of Directors of the registrant appointed William L. Ashton to the Board of Directors.

Mr. Ashton is the Founding Dean of the Mayes College of Healthcare Business and Policy at University of the Sciences in Philadelphia, Pennsylvania, having joined them in 2005. Previously, during his 16 years at Amgen, Inc. Mr. Ashton held a number of positions of increasing responsibility with its sales and marketing function including Business Unit Vice President/General Manager of Corporate Accounts, where he led the day-to-day formation and execution of strategy and action of four different sales teams.  His last position at Amgen was as Vice President of Commercial & Government Affairs where he was responsible for developing and implementing a strategic plan of action for key government agencies.

There are no arrangements or understandings between Mr. Ashton and any other persons pursuant to which Mr. Ashton was selected as a director.  There are no transactions, or proposed transactions, during the last two years with the registrant to which Mr. Ashton was or is to be a party, in which Mr. Ashton, or any member of his immediate family, has a direct or indirect material interest.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.02(d).

Item 7.01. Regulation FD Disclosure.

The press release issued in connection with the announcement of Mr. Ashton’s appointment to the Board is attached as Exhibit 99.1 to this Current Report on Form 8-K.  The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:

	99.1	Press Release issued by the registrant on October 20, 2009 announcing the appointment of William L. Ashton to the registrant’s Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUCAMPO PHARMACEUTICALS, INC.

Date:	October 20, 2009	By:	/s/ JAN SMILEK
			Name:	Jan Smilek
			Title:	Chief Financial Officer